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                    FIRST AMENDMENT TO PROMISSORY NOTE


     THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "First Amendment"), dated as of July 27, 1999, is entered into between PILLOWTEX
CORPORATION, a Texas corporation ("Borrower"), and BANK OF AMERICA, N.A. (formerly known as NationsBank N.A.) ("Lender").

     A. Borrower executed that certain Promissory Note, dated May 4, 1999, in the maximum principal amount of $20,000,000, payable to the order of Lender (the "Promissory Note"; the terms defined in the Promissory Note and not otherwise defined herein shall be used herein as defined in the Promissory Note).

     B. Borrower and Lender desire to amend the Promissory Note.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Lender covenant and agree as follows;

     I. AMENDMENTS TO PROMISSORY NOTE.

     (a) The amount of the Commitment set forth in the beginning of the Promissory Note is hereby increased from $20,000,000 to $35,000,000.

     (b) The definition of "Commitment" set forth in Article III of the Promissory Note is hereby amended to read as follows;

          "Commitment" means $35,000,000, as reduced from time to time pursuant to Section 1.7 hereof.

       The definition of "Maturity Date" set forth in Article III of the Promissory Note is hereby amended to read as follows:

          "Maturity Date" means the earliest of (a) the occurrence of
a Prepayment Event, (b) December 1, 1999, or   the date of
termination in whole of the Commitment hereunder."

     2. REPRESENTATIONS AND WARRANTIES TRUE: NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment provided in the foregoing Section 1:

     (a) the representations and warranties contained in the Promissory Note are true and correct on and as of the date hereof as if made on and as of such date;

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     (b) no event has occurred and is continuing which constitutes a
Default or an Event of Default;

       Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Promissory Note, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment or the acknowledgment of this First Amendment by any Person that executed a Guaranty Agreement (each such Person being a "Guarantor").

     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of July 27,1999, subject to the following:

     (a) Lender shall have received counterparts of this First
Amendment executed by Borrower and acknowledged by each Guarantor; and

     (b) Lender shall have received an amendment fee from Borrower in consideration for this First Amendment in the amount of $262,500 (which fee shall be fully-earned when paid, and non-refundable for any reason).

     4. GUARANTOR ACKNOWLEDGMENT. By signing below, each Guarantor (I) acknowledges, consents and agrees to the execution, delivery and performance by Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty Agreement (including, without limitation, with respect to the Commitment as increased hereby), and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under its Guaranty Agreement.

     5. REFERENCE TO THE PROMISSORY NOTE

     (a) Upon the effectiveness of this First Amendment, each reference in the Promissory Note to "this Note", "hereunder", or words of like import shall mean and be a reference to the Promissory Note, as affected and amended by this First Amendment.

     (b) The Promissory Note, as amended by this First Amendment, shall remain in full force and effect and are hereby ratified and confirmed.


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     6. COSTS EXPENSES AND TAXES.  Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of the First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Lender).

     7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE PROMISSORY NOTE, AS AMENDED BY THIS FIRST AMENDMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


            REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


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     IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

                                    PILLOWTEX CORPORATION

                                    /s/  Jeffrey D. Cordes
                                    -----------------------------------
                                    By  Jeffrey D. Cordes
                                        President and COO


                                    BANK OF AMERICA, N.A.

                                    /s/  Dirdre B. Doyle
                                    -----------------------------------
                                    By:  Dierdre B. Doyle
                                         Principal

ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC,
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly
known as Fieldcrest Cannon Sure Fit, Inc.)
FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.


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AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC

/s/  Jeffrey D. Cordes
-------------------------------
By:  Jeffrey D. Cordes
     President and COO